UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On April 11, 2019, the Compensation Committee of the board of directors of The Middleby Corporation (the “Company”) approved a form of Stock Award Agreement (the “SAA”) for stock grants to be awarded to certain participants under the Company’s 2011 Long-Term Incentive Plan. Shares granted under the SAA are fully vested as of the time of grant, but are subject to restrictions on sale for certain periods of time, as more fully described therein.

On April 15, 2019, the Compensation Committee of the board of directors of the Company approved a form of Restricted Stock Award Agreement (the “RSAA”) for stock grants to be awarded to certain participants under the Company’s 2011 Long-Term Incentive Plan. The RSAA includes certain performance-based and time-based vesting criteria, as more fully described therein. The RSAA also provides for accelerated vesting of awards upon a Change of Control (as defined in the RSAA) or in the event that the employee’s employment terminates without Cause (as defined in the RSAA).

The foregoing summary of the SAA is qualified in its entirety by reference to the SAA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing summary of the RSAA is qualified in its entirety by reference to the RSAA, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Form of Stock Award Agreement for The Middleby Corporation 2011 Long-Term Incentive Plan.
10.2	Form of Restricted Stock Award Agreement for The Middleby Corporation 2011 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: April 16, 2019	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Chief Executive Officer